U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 17, 2009
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation) Delaware (AMB Property, L.P.)	001-13545 (AMB Property Corporation) 001-14245 (AMB Property, L.P.)	94-3281941 (AMB Property Corporation) 94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 1.1
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 5.1
Exhibit 5.2

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 17, 2009, AMB Property Corporation’s operating partnership, AMB Property, L.P. (the “Operating Partnership”), offered $250 million aggregate principal amount of its new series of 6.125% notes due 2016 and $250 million aggregate principal amount of its new series of 6.625% notes due 2019 in an underwritten registered public offering. The offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on August 14, 2009. The offering is expected to close on November 20, 2009, subject to customary closing conditions. The notes are senior unsecured obligations of the Operating Partnership and are fully and unconditionally guaranteed by AMB Property Corporation. The notes are governed by the terms of an Indenture dated as of June 30, 1998 between the Operating Partnership, AMB Property Corporation and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.), and, with respect to the 6.125% notes due 2016, an Eighth Supplemental Indenture to be dated November 20, 2009 between the Operating Partnership, AMB Property Corporation and U.S. Bank National Association, filed as Exhibit 4.1 hereto, and, with respect to the 6.625% notes due 2019, a Ninth Supplemental Indenture to be dated November 20, 2009 between the Operating Partnership, AMB Property Corporation and U.S. Bank National Association, filed as Exhibit 4.2 hereto.
     The notes are subject to redemption at the Operating Partnership’s option at any time in whole or, from time to time, in part, at a price equal to the greater of: (i) 100% of the principal amount of the notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to such redemption date) discounted to such redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such redemption date; provided that installments of interest on the notes which are due and payable on an interest payment date falling on or prior to the relevant redemption date shall be payable to the holders of such of the notes registered at the close of business on the relevant record date according to their terms and the provisions of the Indenture.
     The estimated net proceeds to the Operating Partnership were approximately $493.4 million after deducting the underwriting discounts and estimated transaction expenses payable by the Operating Partnership of $3.8 million. The Operating Partnership intends to use the net proceeds to pay the purchase price for and accrued and unpaid interest on up to $250 million of our outstanding 6.30% Series C Medium-Term Notes due 2013, our 5.90% Series C Medium-Term Notes due 2013, our 7.00% Medium-Term Notes due 2011 and our 6.75% Medium-Term Notes due 2011 and to repay borrowings under the Operating Partnership’s $230 million term loan due 2010. Any remaining net proceeds from the offering would be used to reduce borrowings under our $500 million unsecured credit facility.
     In connection with the offering of the notes, AMB Property Corporation entered into an underwriting agreement dated November 17, 2009 with Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters, which is filed as Exhibit 1.1 hereto.
     In connection with the filing of the underwriting agreement, we are filing as Exhibit 5.1 hereto an opinion of our counsel, Ballard Spahr, LLP, regarding certain Maryland law issues. Additionally, in connection with the filing of the underwriting agreement, we are filing Exhibit 5.2 hereto an opinion of our counsel, Latham & Watkins LLP, regarding the validity of the securities being registered.
     The description in this current report of the notes and the supplemental indentures is not intended to be a complete description of those instruments, and the description is qualified in its entirety by the full text of the documents which are attached as exhibits to, and incorporated by reference in, this Current Report.

Item 9.01 Financial Statements and Exhibits.
     AMB Property Corporation and AMB Property L.P. hereby file the following exhibits to, and incorporate such exhibits by reference in, the Registration Statement which was filed on August 14, 2009 and supplemented by the Prospectus Supplement dated November 17, 2009, filed with the Securities and Exchange Commission by AMB Property Corporation and AMB Property L.P. on November 19, 2009:
1.1	Underwriting Agreement, dated November 17, 2009, among AMB Property Corporation, AMB Property, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters.

4.1	Eighth Supplemental Indenture, to be dated as of November 20, 2009, AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).

4.2	Ninth Supplemental Indenture, to be dated as of November 20, 2009, AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).

4.3	Form of 6.125% Note due 2016 attaching the AMB Property Corporation Guarantee

4.4	Form of 6.625% Note due 2019 attaching the AMB Property Corporation Guarantee

5.1	Opinion of Ballard Spahr LLP.

5.2	Opinion of Latham & Watkins LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: November 20, 2009	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
1.1	Underwriting Agreement, dated November 17, 2009, among AMB Property Corporation, AMB Property, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters.
4.1	Eighth Supplemental Indenture, to be dated as of November 20, 2009, AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).
4.2	Ninth Supplemental Indenture, to be dated as of November 20, 2009, AMB Property Corporation, AMB Property, L.P. and U.S. Bank National Association (as successor-in-interest to State Street Bank and Trust Company of California, N.A.).
4.3	Form of 6.125% Note due 2016 attaching the AMB Property Corporation Guarantee
4.4	Form of 6.625% Note due 2019 attaching the AMB Property Corporation Guarantee
5.1	Opinion of Ballard Spahr LLP.
5.2	Opinion of Latham & Watkins LLP.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).